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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 28, 1996


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

                (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED
             AS OF MARCH 1, 1996, PROVIDING FOR THE ISSUANCE OF ASSET-BACKED FLOATING RATE CERTIFICATES, SERIES 1996-AFF1)


                 Salomon Brothers Mortgage Securities VII, Inc.

             (Exact name of registrant as specified in its charter)


            DELAWARE                 33-84924              13-3439681
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
of Incorporation)                 File Number)           Identification Number)

Seven World Trade Center
NEW YORK, NEW YORK                                                      10048
(Address of Principal                                                 (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5635

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                                       -2-




Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  23.9. Consent of Coopers & Lybrand L.L.P., independent auditors of the Insurer with respect to Asset-Backed Floating Rate Certificates, Series 1996-AFF1, Class A-1.




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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 SALOMON BROTHERS MORTGAGE
                                                 SECURITIES VII, INC.



                                                 By:  /S/ SUSAN WOODBURY
                                                           Susan Woodbury
                                                           Vice President


Dated:  March 28, 1996



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                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the inclusion in the Prospectus Supplement to the Prospectus dated January 25, 1995 to Registration Statement No. 33-84924 of our report dated February 1, 1995 on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries (formerly known as Municipal Bond Investors Assurance Corporation and Subsidiaries). We also consent to the reference to our firm under the caption "Experts."

                                           Coopers & Lybrand L.L.P.

March 21, 1996
New York, New York